Exhibit 10.1

FIRST AMENDMENT TO

General Release and Severance AGREEMENT

This FIRST Amendment to General Release and Severance Agreement (this “Amendment”) is made and entered as of this 31st day of December, 2019 (the “Amendment Effective Date”), by and between InspireMD, Inc., a Delaware corporation (the “Company”), and James Barry (the “Executive”) for purposes of amending that certain General Release and Severance Agreement dated as of December 9, 2019, by and between the Company and the Executive (the “Agreement”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Section 3(ii) of the Agreement provides that the Company shall pay the Executive a lump-sum cash payment in the amount of $25,000, less all applicable deductions and withholdings (the “Outplacement Amount”), on the Company’s first regularly scheduled payroll date on or next following the Effective Date (as defined in the Agreement), which payroll date would be December 31, 2019;

WHEREAS, the Agreement may only be amended in a writing signed by the parties thereto; and

WHEREAS, the parties mutually desire to amend the Agreement to change the date on which the Outplacement Amount would be paid to the Executive.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Executive agree as follows:

1. Section 3(ii) of the Agreement is hereby amended by deleting the phrase “on or next following the Effective Date” and replacing it with the phrase “occurring in 2020”.

2. Except as expressly amended by this Amendment, the Agreement shall continue in full force and effect in accordance with the provisions thereof.

3. In the event of a conflict between the Agreement and this Amendment, this Amendment shall govern.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

IN WITNESS WHEREOF, the parties have executed this First Amendment to General Release and Severance Agreement as of the Amendment Effective Date.

THE COMPANY:

INSPIREMD, INC.

By:	/s/ Paul Stuka
Name:	Paul Stuka
Title:	Chairman of the Board

THE EXECUTIVE:

/s/ James Barry
James Barry

Signature Page to

First Amendment to

General Release and Severance Agreement